UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 8, 2022

8i Acquisition 2 Corp.

(Exact Name of Registrant as Specified in its Charter)

British Virgin Islands	001-40678	n/a
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

c/o 6 Eu Tong Seng Street

#08-13 Singapore 059817

(Address of Principal Executive Offices and Zip Code)

Registrant’s telephone number, including area code: +65-6788 0388

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Units consisting of one Ordinary Share, no par value, one Redeemable Warrant to acquire one-half (1/2) of one Ordinary Share, and one Right to acquire one-tenth of an Ordinary Share	LAXXU	NASDAQ Stock Market LLC

Ordinary Shares included as part of the Units	LAX	NASDAQ Stock Market LLC

Redeemable Warrants included as part of the Units	LAXXW	NASDAQ Stock Market LLC

Rights included as part of the Units	LAXXR	NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement

Prepaid Forward Agreement

On November 9, 2022, 8i Acquisition 2 Corp. (the “Company, “8i” or “LAX”), EUDA Health Limited (“EUDA” or “EUDA Health”) and certain institutional investor (the “Seller”) entered into an agreement (the “Prepaid Forward Agreement”) for an equity prepaid forward transaction (the “Prepaid Forward Transaction”). Pursuant to the terms of the Prepaid Forward Agreement, Seller may (i) purchase through a broker in the open market, from holders of Shares (as defined below) other than the Company or affiliates thereof, 8i’s Ordinary Shares, no par value, (the “Shares”), or (ii) reverse Seller’s prior exercise of redemption rights as to Shares in connection with the Business Combination (all such purchased or reversed Shares, the “Recycled Shares”). While Seller has no obligation to purchase any Shares under the Prepaid Forward Agreement, the aggregate total Recycled Shares that may be purchased or reversed under the Prepaid Forward Agreement shall be no more than 1,400,000 shares (the “Maximum Number of Shares”). The number of Recycled Shares that are actually purchased or reversed under the Prepaid Forward Agreement is referred to as the “Number of Shares”. Seller has agreed to hold the Recycled Shares for the benefit of (a) 8i until the closing of the Business Combination (the “Closing”) and (b) EUDA after the Closing (each a “Counterparty”). Seller also may not beneficially own greater than 9.9% of issued and outstanding Shares following the Business Combination.

The Prepaid Forward Agreement provides that Seller shall be paid directly, out of the funds held in 8i’s Trust Account, a cash amount (the “Prepayment Amount”) a cash amount equal to (i) the Number of Shares underlying the Transaction as set forth in the Seller’s notice, multiplied by (ii) the per share redemption price (the “Redemption Price”) to be paid for redeemed shares in connection with the shareholders’ vote on the Business Combination.

In addition to the Prepayment Amount, Seller shall be paid directly from the Trust Account an amount equal to the product of 100,000 multiplied by the Redemption Price for the purpose of repayment of Seller purchasing in the open market prior to Closing, 100,000 Shares (the “Additional Purchased Shares”), which Shares shall not be included in the Number of Shares under the Prepaid Forward Agreement.

Seller may in its discretion sell Recycled Shares that Seller purchases, the effect of which is to terminate the Prepaid Forward Agreement in respect of such Recycled Shares sold (the “Terminated Shares”). The Counterparty shall be entitled to receive proceeds from such sales of Terminated Shares equal to the product of (x) the number of Terminated Shares multiplied by (y) the Reset Price. Following the Closing, the “Reset Price” will initially be $10.00 per Share, but will be adjusted on each of the first and eleventh scheduled trading day of each calendar month (each a “Reset Date”) commencing immediately following the Closing of the Business Combination to the lowest of (a) the then-current Reset Price, (b) $10.00 and (c) the greater of (x) $5.00 (as adjusted for stock splits, stock dividends, stock combinations, recapitalizations and similar events) and (y) the quotient of (I) the sum of the daily VWAP of the Shares of the Counterparty on each scheduled trading day during the ten scheduled trading day period ending, and including, the scheduled trading day immediately preceding the applicable Reset Date, divided by (II) ten (10); provided, however, that to the extent Counterparty sells, enters any agreement to sell or grants any right to reprice, or otherwise dispose of or issue (or announce any offer, sale, grant or any option to purchase or other disposition) any Shares or any securities of Counterparty or any of their respective subsidiaries which would entitle the holder thereof to acquire at any time Shares, including, without limitation, any debt, preferred stock, right, option, warrant or other instrument that is at any time convertible into or exercisable or exchangeable for, or otherwise entitles the holder thereof to receive, Shares, at an effective price per share less than the then existing Reset Price, then the Reset Price shall be adjusted to equal such reduced price.

The maturity date of the Transaction (the “Maturity Date”) will be the earliest to occur of (a) the first anniversary of the Closing and (b) the date specified by Seller in a written notice to be delivered at Seller’s discretion (not earlier than the day such notice is effective) after any occurrence wherein during any 30 consecutive trading-day period, the dollar volume-weighted average price (the “VWAP Price”) of the Shares for 20 trading days is less than $3.00 per Share (a “VWAP Trigger Event”). Upon the occurrence of the Maturity Date, Counterparty is obligated to pay to Seller an amount equal to the product of (a) (x) the number of Recycled Shares less (y) the number of Terminated Shares multiplied by (b) $2.50 (the “Maturity Consideration”). The Maturity Consideration shall be payable by Counterparty, in cash or, at the option of Counterparty, Shares based on the daily VWAP Price over 30 trading days ending on (i) the Maturity Date to the extent the Shares used to pay the Maturity Consideration are freely tradable by Seller, or (ii) if not freely tradeable by Seller, one (1) trading day prior to the date on which the resale registration statement registering the Shares used to pay the Maturity Consideration becomes effective under the Securities Act. If Counterparty pays the Maturity Consideration in Shares, then Counterparty shall pay the Maturity Consideration on a net basis such that Seller retains a Number of Shares due to Counterparty upon the Maturity Date equal to the number of Maturity Consideration Shares payable to Seller, only to the extent the Number of Shares due to Counterparty upon the Maturity Date are equal to or more than the number of Maturity Consideration Shares payable to Seller, with any Maturity Consideration remaining due to be paid to Seller in newly issued Shares (such newly issued Shares, the “Excess Shares”). If Excess Shares issued as Maturity Consideration shall equate to 20% or more of the Counterparty’s outstanding Shares, then the Counterparty shall use reasonable efforts to obtain shareholder approval for the issuance of such Excess Shares to the extent required by the Exchange on which the Shares are then listed on or prior to the Maturity Date (the “Shareholder Approval”). If at the Maturity Date, (i) the number of Excess Shares equates to 20% or more of the Counterparty’s outstanding Shares, (ii) Shareholder Approval is required by the Exchange on which the Shares are then listed and (iii) the Counterparty fails to obtain the Shareholder Approval on or prior to the Maturity Date, then the Counterparty will pay such portion of the Merger Consideration that would have otherwise corresponded to the Excess Shares to Seller in cash. In addition to the Maturity Consideration, at Maturity Date, Seller will be entitled to retain a cash amount equal to the product of (y) the Number of Shares remaining in the Transaction multiplied by (z) the Redemption Price, and Seller will deliver to Buyer the Number of Shares that remain in the Transaction.

A break-up fee equal to (i) all of Seller’s actual out-of-pocket reasonable fees, costs and expenses relating to the Transaction (without a cap) plus (ii) $1,000,000 (collectively, the “Break-up Fee”) shall be payable, jointly and severally, by the Counterparty and EUDA to the Seller in the event (a) the Prepaid Purchase Agreement or the Transaction is terminated by either the Counterparty or EUDA, or (b) upon any Additional Termination Event (as defined in the Prepaid Forward Agreement), except where the Additional Termination Event occurred solely as a result of a failure of Seller to purchase the Maximum Number of Shares or a material breach of Seller’s obligations.

The Seller does not possess any redemption rights in respect of the Recycled Shares. In addition, the Seller may freely transfer or assign its rights under the Prepaid Forward Agreement.

The primary purpose of entering into the Prepaid Forward Agreement is to help ensure that certain Nasdaq initial listing requirements will be met, and therefore increases the likelihood that the Business Combination will close.

2

Termination Agreement

As previously disclosed, 8i and Greentree Financial Group, Inc., a Florida corporation (“Greentree”) entered into a Forward Purchase Agreement on November 1, 2022 (the “Forward Purchase Agreement”). On November 9, 2022, 8i and Greentree entered into a Termination Agreement (the “Termination Agreement”) terminating the Forward Purchase Agreement, a copy of which is filed as Exhibit 10.2 to this Current Report on Form 8-K.

The foregoing description is only a summary of the Prepaid Forward Agreement and the Termination Agreement, and is qualified in its entirety by reference to the full text of the Prepaid Forward Agreement and the Termination Agreement, which are filed as Exhibit 10.1 and Exhibit 10.2, respectively, hereto and are incorporated by reference herein. The Prepaid Forward Agreement and the Termination Agreement are included as exhibits to this Current Report on Form 8-K in order to provide shareholders with material information regarding the terms of the transactions. They are not intended to provide any other factual information about the Company or the Seller. The representations, warranties and covenants contained in the Prepaid Forward Agreement were made only for purposes of that agreement; are solely for the benefit of the parties to such Prepaid Forward Agreement; may have been made for the purposes of allocating contractual risk between the parties to such Prepaid Forward Agreement instead of establishing these matters as facts; and may be subject to standards of materiality applicable to the parties that differ from those applicable to Investor. Shareholders should not rely on the representations, warranties or covenants or any description thereof as characterizations of the actual state of facts or condition of the Company.

Item 8.01. Other Events.

In connection with the shareholders’ vote at the Special Meeting of Shareholders held by 8i Acquisition 2 Corp. on November 10, 2022, 8,195,770 shares were tendered for redemption. The Company currently anticipates the per share redemption price to be approximately $10.08.

The following disclosure supplements the disclosure contained in the definitive proxy statement, which was filed by the Company with the U.S. Securities and Exchange Commission (the “Commission”) on October 13, 2022, and distributed on or about October 17, 2022 to the Company’s shareholders of record as of the close business on October 10, 2022 in connection with the Business Combination (the “Definitive Proxy Statement”). On November 7, 2022, the Company filed with the Commission a proxy supplement no. 1 (the “First Supplement”) to provide information about (i) a forward purchase transaction contemplated by that certain Forward Share Purchase Agreement entered into by and between 8i and Greentree Financial Group, Inc., a Florida corporation (“Greentree”), dated November 1, 2022; and (ii) a Waiver Agreement between 8i and the Seller waiving certain conditions to Closing. Capitalized terms used but not defined herein shall have the meanings ascribed to such terms in the Definitive Proxy Statement.

The following disclosure should be read in conjunction with the disclosures contained in the Definitive Proxy Statement and the First Supplement, which should be read in their entireties. To the extent that information set forth herein differs from or updates information contained in the Definitive Proxy Statement and the First Supplement, the information contained herein supersedes the information contained in the Definitive Proxy Statement and the First Supplement. All page references are to pages in the Definitive Proxy Statement, and any defined terms used but not defined herein shall have the meanings set forth in the Definitive Proxy Statement.

Supplements to the Definitive Proxy Statement and the First Supplement

The Definitive Proxy Statement is amended and supplemented on page 21 by adding the following to the end of the “Forward Purchase Agreement” section of the Definitive Proxy Statement (as revised by the First Supplement).

On November 9, 2022, 8i and Greentree entered into a Termination Agreement terminating the Forward Purchase Agreement.

The Definitive Proxy Statement is amended and supplemented on page 21 by adding the following to the “SUMMARY OF THE PROXY STATEMENT – Other Agreements Relating to the Business Combination” section of the Definitive Proxy Statement.

Prepaid Forward Agreement

On November 9, 2022, 8i, EUDA and certain institutional investor (the “Seller”) entered into an agreement (the “Prepaid Forward Agreement”) for an equity prepaid forward transaction (the “Prepaid Forward Transaction”). Pursuant to the terms of the Prepaid Forward Agreement, Seller may (i) purchase through a broker in the open market, from holders of Shares (as defined below) other than the Company or affiliates thereof, 8i’s Ordinary Shares, no par value, (the “Shares”), or (ii) reverse Seller’s prior exercise of redemption rights as to Shares in connection with the Business Combination (all such purchased or reversed Shares, the “Recycled Shares”). While Seller has no obligation to purchase any Shares under the Prepaid Forward Agreement, the aggregate total Recycled Shares that may be purchased or reversed under the Prepaid Forward Agreement shall be no more than 1,400,000 shares (the “Maximum Number of Shares”). The number of Recycled Shares that are actually purchased or reversed under the Prepaid Forward Agreement is referred to as the “Number of Shares”. Seller has agreed to hold the Recycled Shares, for the benefit of (a) 8i until the closing of the Business Combination (the “Closing”) and (b) EUDA after the Closing (each a “Counterparty”). Seller also may not beneficially own greater than 9.9% of issued and outstanding Shares following the Business Combination.

The Prepaid Forward Agreement provides that Seller shall be paid directly, out of the funds held in 8i’s Trust Account, a cash amount (the “Prepayment Amount”) a cash amount equal to (i) the Number of Shares underlying the Transaction as set forth in the Seller’s notice, multiplied by (ii) the per share redemption price (the “Redemption Price”) to be paid for redeemed shares in connection with the shareholders’ vote on the Business Combination.

3

In addition to the Prepayment Amount, Seller shall be paid directly from the Trust Account an amount equal to the product of 100,000 multiplied by the Redemption Price for the purpose of repayment of Seller purchasing in the open market prior to Closing, 100,000 Shares (the “Additional Purchased Shares”), which Shares shall not be included in the Number of Shares under the Prepaid Forward Agreement.

Seller may in its discretion sell Recycled Shares that Seller purchases, the effect of which is to terminate the Prepaid Forward Agreement in respect of such Recycled Shares sold (the “Terminated Shares”). The Counterparty shall be entitled to receive proceeds from such sales of Terminated Shares equal to the product of (x) the number of Terminated Shares multiplied by (y) the Reset Price. Following the Closing, the “Reset Price” will initially be $10.00 per Share, but will be adjusted on each of the first and eleventh scheduled trading day of each calendar month (each a “Reset Date”) commencing immediately following the Closing of the Business Combination to the lowest of (a) the then-current Reset Price, (b) $10.00 and (c) the greater of (x) $5.00 (as adjusted for stock splits, stock dividends, stock combinations, recapitalizations and similar events) and (y) the quotient of (I) the sum of the daily VWAP of the Shares of the Counterparty on each scheduled trading day during the ten scheduled trading day period ending, and including, the scheduled trading day immediately preceding the applicable Reset Date, divided by (II) ten (10); provided, however, that to the extent Counterparty sells, enters any agreement to sell or grants any right to reprice, or otherwise dispose of or issue (or announce any offer, sale, grant or any option to purchase or other disposition) any Shares or any securities of Counterparty or any of their respective subsidiaries which would entitle the holder thereof to acquire at any time Shares, including, without limitation, any debt, preferred stock, right, option, warrant or other instrument that is at any time convertible into or exercisable or exchangeable for, or otherwise entitles the holder thereof to receive, Shares, at an effective price per share less than the then existing Reset Price, then the Reset Price shall be adjusted to equal such reduced price.

The maturity date of the Transaction (the “Maturity Date”) will be the earliest to occur of (a) the first anniversary of the Closing and (b) the date specified by Seller in a written notice to be delivered at Seller’s discretion (not earlier than the day such notice is effective) after any occurrence wherein during any 30 consecutive trading-day period, the dollar volume-weighted average price (the “VWAP Price”) of the Shares for 20 trading days is less than $3.00 per Share (a “VWAP Trigger Event”). Upon the occurrence of the Maturity Date, Counterparty is obligated to pay to Seller an amount equal to the product of (a) (x) the number of Recycled Shares less (y) the number of Terminated Shares multiplied by (b) $2.50 (the “Maturity Consideration”). The Maturity Consideration shall be payable by Counterparty, in cash or, at the option of Counterparty, Shares based on the daily VWAP Price over 30 trading days ending on (i) the Maturity Date to the extent the Shares used to pay the Maturity Consideration are freely tradable by Seller, or (ii) if not freely tradeable by Seller, one (1) trading day prior to the date on which the resale registration statement registering the Shares used to pay the Maturity Consideration becomes effective under the Securities Act. If Counterparty pays the Maturity Consideration in Shares, then Counterparty shall pay the Maturity Consideration on a net basis such that Seller retains a Number of Shares due to Counterparty upon the Maturity Date equal to the number of Maturity Consideration Shares payable to Seller, only to the extent the Number of Shares due to Counterparty upon the Maturity Date are equal to or more than the number of Maturity Consideration Shares payable to Seller, with any Maturity Consideration remaining due to be paid to Seller in newly issued Shares (such newly issued Shares, the “Excess Shares”). If Excess Shares issued as Maturity Consideration shall equate to 20% or more of the Counterparty’s outstanding Shares, then the Counterparty shall use reasonable efforts to obtain shareholder approval for the issuance of such Excess Shares to the extent required by the Exchange on which the Shares are then listed on or prior to the Maturity Date (the “Shareholder Approval”). If at the Maturity Date, (i) the number of Excess Shares equates to 20% or more of the Counterparty’s outstanding Shares, (ii) Shareholder Approval is required by the Exchange on which the Shares are then listed and (iii) the Counterparty fails to obtain the Shareholder Approval on or prior to the Maturity Date, then the Counterparty will pay such portion of the Merger Consideration that would have otherwise corresponded to the Excess Shares to Seller in cash. In addition to the Maturity Consideration, at Maturity Date, Seller will be entitled to retain a cash amount equal to the product of (y) the Number of Shares remaining in the Transaction multiplied by (z) the Redemption Price, and Seller will deliver to Buyer the Number of Shares that remain in the Transaction.

A break-up fee equal to (i) all of Seller’s actual out-of-pocket reasonable fees, costs and expenses relating to the Transaction (without a cap) plus (ii) $1,000,000 (collectively, the “Break-up Fee”) shall be payable, jointly and severally, by the Counterparty and EUDA to the Seller in the event (a) the Prepaid Purchase Agreement or the Transaction is terminated by either the Counterparty or EUDA, or (b) upon any Additional Termination Event (as defined in the Prepaid Forward Agreement), except where the Additional Termination Event occurred solely as a result of a failure of Seller to purchase the Maximum Number of Shares or a material breach of Seller’s obligations.

The Seller does not possess any redemption rights in respect of the Recycled Shares. In addition, the Seller may freely transfer or assign its rights under the Prepaid Forward Agreement.

The Definitive Proxy Statement is amended and supplemented on page 83 by adding the following to the end of the “Forward Purchase Agreement” section of the Definitive Proxy Statement (as revised by the First Supplement).

On November 9, 2022, 8i and Greentree entered into a Termination Agreement terminating the Forward Purchase Agreement.

The Definitive Proxy Statement is amended and supplemented on page 83 by adding the following to the “Proposal No. 1 – The Business Combination Proposal – Ancillary Agreements to the SPA” section of the Definitive Proxy Statement:

Prepaid Forward Agreement

On November 9, 2022, 8i, EUDA and certain institutional investor (the “Seller”) entered into an agreement (the “Prepaid Forward Agreement”) for an equity prepaid forward transaction (the “Prepaid Forward Transaction”). Pursuant to the terms of the Prepaid Forward Agreement, Seller may (i) purchase through a broker in the open market, from holders of Shares (as defined below) other than the Company or affiliates thereof, 8i’s Ordinary Shares, no par value, (the “Shares”), or (ii) reverse Seller’s prior exercise of redemption rights as to Shares in connection with the Business Combination (all such purchased or reversed Shares, the “Recycled Shares”). While Seller has no obligation to purchase any Shares under the Prepaid Forward Agreement, the aggregate total Recycled Shares that may be purchased or reversed under the Prepaid Forward Agreement shall be no more than 1,400,000 shares (the “Maximum Number of Shares”). The number of Recycled Shares that are actually purchased or reversed under the Prepaid Forward Agreement is referred to as the “Number of Shares”. Seller has agreed to hold the Recycled Shares for the benefit of (a) 8i until the closing of the Business Combination (the “Closing”) and (b) EUDA after the Closing (each a “Counterparty”). Seller also may not beneficially own greater than 9.9% of issued and outstanding Shares following the Business Combination.

The Prepaid Forward Agreement provides that Seller shall be paid directly, out of the funds held in 8i’s Trust Account, a cash amount (the “Prepayment Amount”) a cash amount equal to (i) the Number of Shares underlying the Transaction as set forth in the Seller’s notice, multiplied by (ii) the per share redemption price (the “Redemption Price”) to be paid for redeemed shares in connection with the shareholders’ vote on the Business Combination.

4

In addition to the Prepayment Amount, Seller shall be paid directly from the Trust Account an amount equal to the product of 100,000 multiplied by the Redemption Price for the purpose of repayment of Seller purchasing in the open market prior to Closing, 100,000 Shares (the “Additional Purchased Shares”), which Shares shall not be included in the Number of Shares under the Prepaid Forward Agreement.

Seller may in its discretion sell Recycled Shares that Seller purchases, the effect of which is to terminate the Prepaid Forward Agreement in respect of such Recycled Shares sold (the “Terminated Shares”). The Counterparty shall be entitled to receive proceeds from such sales of Terminated Shares equal to the product of (x) the number of Terminated Shares multiplied by (y) the Reset Price. Following the Closing, the “Reset Price” will initially be $10.00 per Share, but will be adjusted on each of the first and eleventh scheduled trading day of each calendar month (each a “Reset Date”) commencing immediately following the Closing of the Business Combination to the lowest of (a) the then-current Reset Price, (b) $10.00 and (c) the greater of (x) $5.00 (as adjusted for stock splits, stock dividends, stock combinations, recapitalizations and similar events) and (y) the quotient of (I) the sum of the daily VWAP of the Shares of the Counterparty on each scheduled trading day during the ten scheduled trading day period ending, and including, the scheduled trading day immediately preceding the applicable Reset Date, divided by (II) ten (10); provided, however, that to the extent Counterparty sells, enters any agreement to sell or grants any right to reprice, or otherwise dispose of or issue (or announce any offer, sale, grant or any option to purchase or other disposition) any Shares or any securities of Counterparty or any of their respective subsidiaries which would entitle the holder thereof to acquire at any time Shares, including, without limitation, any debt, preferred stock, right, option, warrant or other instrument that is at any time convertible into or exercisable or exchangeable for, or otherwise entitles the holder thereof to receive, Shares, at an effective price per share less than the then existing Reset Price, then the Reset Price shall be adjusted to equal such reduced price.

The maturity date of the Transaction (the “Maturity Date”) will be the earliest to occur of (a) the first anniversary of the Closing and (b) the date specified by Seller in a written notice to be delivered at Seller’s discretion (not earlier than the day such notice is effective) after any occurrence wherein during any 30 consecutive trading-day period, the dollar volume-weighted average price (the “VWAP Price”) of the Shares for 20 trading days is less than $3.00 per Share (a “VWAP Trigger Event”). Upon the occurrence of the Maturity Date, Counterparty is obligated to pay to Seller an amount equal to the product of (a) (x) the number of Recycled Shares less (y) the number of Terminated Shares multiplied by (b) $2.50 (the “Maturity Consideration”). The Maturity Consideration shall be payable by Counterparty, in cash or, at the option of Counterparty, Shares based on the daily VWAP Price over 30 trading days ending on (i) the Maturity Date to the extent the Shares used to pay the Maturity Consideration are freely tradable by Seller, or (ii) if not freely tradeable by Seller, one (1) trading day prior to the date on which the resale registration statement registering the Shares used to pay the Maturity Consideration becomes effective under the Securities Act. If Counterparty pays the Maturity Consideration in Shares, then Counterparty shall pay the Maturity Consideration on a net basis such that Seller retains a Number of Shares due to Counterparty upon the Maturity Date equal to the number of Maturity Consideration Shares payable to Seller, only to the extent the Number of Shares due to Counterparty upon the Maturity Date are equal to or more than the number of Maturity Consideration Shares payable to Seller, with any Maturity Consideration remaining due to be paid to Seller in newly issued Shares (such newly issued Shares, the “Excess Shares”). If Excess Shares issued as Maturity Consideration shall equate to 20% or more of the Counterparty’s outstanding Shares, then the Counterparty shall use reasonable efforts to obtain shareholder approval for the issuance of such Excess Shares to the extent required by the Exchange on which the Shares are then listed on or prior to the Maturity Date (the “Shareholder Approval”). If at the Maturity Date, (i) the number of Excess Shares equates to 20% or more of the Counterparty’s outstanding Shares, (ii) Shareholder Approval is required by the Exchange on which the Shares are then listed and (iii) the Counterparty fails to obtain the Shareholder Approval on or prior to the Maturity Date, then the Counterparty will pay such portion of the Merger Consideration that would have otherwise corresponded to the Excess Shares to Seller in cash. In addition to the Maturity Consideration, at Maturity Date, Seller will be entitled to retain a cash amount equal to the product of (y) the Number of Shares remaining in the Transaction multiplied by (z) the Redemption Price, and Seller will deliver to Buyer the Number of Shares that remain in the Transaction.

A break-up fee equal to (i) all of Seller’s actual out-of-pocket reasonable fees, costs and expenses relating to the Transaction (without a cap) plus (ii) $1,000,000 (collectively, the “Break-up Fee”) shall be payable, jointly and severally, by the Counterparty and EUDA to the Seller in the event (a) the Prepaid Purchase Agreement or the Transaction is terminated by either the Counterparty or EUDA, or (b) upon any Additional Termination Event (as defined in the Prepaid Forward Agreement), except where the Additional Termination Event occurred solely as a result of a failure of Seller to purchase the Maximum Number of Shares or a material breach of Seller’s obligations.

The Seller does not possess any redemption rights in respect of the Recycled Shares. In addition, the Seller may freely transfer or assign its rights under the Prepaid Forward Agreement.

The primary purpose of entering into the Forward Purchase Agreement is to help ensure that certain Nasdaq initial listing requirements will be met, and therefore increases the likelihood that the Business Combination will close.

The Definitive Proxy Statement is amended and supplemented on page 83 by adding the following to the “Proposal No. 1 – The Business Combination Proposal – Background of the Business Combination” section of the Definitive Proxy Statement:

On November 8, 2022, 8,195,770 shares were tendered for redemption in connection with the Meeting seeking shareholders’ vote for the Business Combination. On that same day, 8i’s Board considered additional options to ensure that there will be a minimum market value of unrestricted publicly held shares of at least $20.0 million at Closing to meet the Nasdaq Global Market’s listing requirements. After the redemption deadline at 5 p.m. on November 8, 8i received from Maxim Group, 8i’s underwriter for its IPO, proposed terms of a certain equity prepaid forward purchase transaction with certain institutional investor. On that same day, after consultation with management, 8i’s Board authorized management to terminate 8i’s Forward Share Purchase Agreement with Greentree dated November 1, 2022, and to negotiate with that institutional investor on certain equity prepaid forward purchase agreement, and enter into such agreement. On November 9, 2022, 8i entered into the Prepaid Forward Agreement with the institutional investor.

The Definitive Proxy Statement is amended and supplemented on page 117 by adding the following to the end of the “Management’s Discussion and Analysis of Financial Condition and Results of Operations of 8i – Contractual Obligations” section of the Definitive Proxy Statement (as revised by the First Supplement).

On November 9, 2022, 8i and Greentree entered into a Termination Agreement terminating the Forward Purchase Agreement.

5

The Definitive Proxy Statement is amended and supplemented on page 187 by replacing the last paragraph and table at the end of the “Beneficial Ownership of Securities – Pre & Post Business Combination” section of the Definitive Proxy Statement with the following:

The expected beneficial ownership of Ordinary Shares post-Business Combination under the header “Post-Business Combination—Assuming No Redemption” assumes none of the Public Shares having been redeemed.

	Pre-Business Combination		Post-Business Combination
	Ordinary Shares		Assuming No Redemption		Assuming Maximum Redemption
Name and Address of Beneficial Owner(1)	Number of Shares Beneficially Owned(2)	% of Outstanding Ordinary Shares	Number of Shares	%	Number of Shares	%
Directors and Executive Officers of 8i:
Meng Dong (James) Tan(2)	2,436,500	22.0%	5,387,850	17.2%	5,387,850	22.6%
Guan Hong (William) Yap	3,000	*	3,000	*	3,000	*
Ajay Rajpal	3,000	*	3,000	*	3,000	*
Alexander Arrow	3,000	*	3,000	*	3,000	*
Kwong Yeow Liew	3,000	*	3,000	*	3,000	*
All Directors and Executive Officers of 8i as a Group (5 Individuals)	2,448,500	22.1%	5,399,850	17.2%	5,399,850	22.7%
Five Percent Holders 8i:
8i Holdings 2 Pte. Ltd.(3)	2,141,250	19.3%	2,141,250	6.8%	2,141,250	9.0%
Meng Dong (James) Tan(2)	2,436,500	22.0%	5,387,850	17.2%	5,387,850	22.6%
Directors and Executive Officers of Combined Entity After Consummation of the Business Combination:
Wei Wen Kelvin Chen(4)	0	-	1,073,333	3.4%	1,073,333	4.5%
Steven John Sobak(5)	0	-	5,742	*	5,742	*
Daniel Tan	0	-	0	-	0	-
Thien Su Gerald Lim	0	-	0	-	0	-
David Francis Capes	0	-	0	-	0	-
Alfred Lim	0	-	0	-	0	-
Kim Hing Chan	0	-	0	-	0	-
All Directors and Executive Officers of Combined Entity as a Group (7 Individuals)	0		1,079,075	3.4%	1,079,075	4.5%
Five Percent Holders of Combined Entity After Consummation of the Business Combination:
Watermark Developments Limited(6)	0	-	9,660,000	30.8%	9,660,000	40.5%
8i Holdings 2 Pte. Ltd.(3)	2,141,250	19.3%	2,141,250	6.8%	2,141,250	9.0%
Meng Dong (James) Tan(2)	2,436,500	22.0%	5,387,850	17.2%	5,387,850	22.6%

* Less than 1%.

(1) Unless otherwise indicated, the business address of each of the shareholders is c/o 8i Acquisition 2 Corp., 6 Eu Tong Sen Street #08-13 Singapore 059817.

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(2) Share amounts under both Post-Business Combination scenarios include (i) 292,250 shares underlying the Private Units, (ii) 146,125 shares underlying the warrants in the Private Units, (iii) 29,225 shares underlying the rights in the Private Units; and (iv) 2,776,000 shares as part of the Initial Consideration. Mr. Tan’s 500,000 ordinary shares (approximately 33.33%) of Watermark Developments Limited (“Watermark”), held through his two wholly-owned companies, 8i Capital Limited and 8i Enterprises Pte Ltd., will be redeemed at the time of the Business Combination; thus, he will not have any indirect ownership through Watermark after the Business Combination.

(3) Mr. Tan, the Company’s Chief Executive Officer and Chairman is the sole shareholder and director of 8i Holdings 2 Pte. Ltd. Mr. Tan has sole voting and dispositive power over the shares. The address for 8i 2 Holdings Limited is c/o 8i Acquisition 2 Corp., c/o 6 Eu Tong Sen Street #08-13 Singapore 059817.

(4) Dr. Kelvin Chen beneficially owns 100,000 ordinary shares of Watermark which as the sole shareholder of EUDA, will receive 9,660,000 Ordinary Shares at the closing of the Business Combination.

(5) Steven John Sobak beneficially owns 535 ordinary shares of Watermark, which as the sole shareholder of EUDA, will receive 9,660,000 Ordinary Shares at the closing of the Business Combination.

(6) 9,660,000 Purchaser Shares will be issued to Watermark Developments Limited, or any designee specified by Watermark Developments Limited, at closing of the Business Combination, of which at closing of the Business Combination (a) 25.6% are beneficially owned by Fan Pingli through Wilke Services Limited, at Suite 9, Ansuya Estate, Revolution Avenue Victoria, Mahe, Seychelles, (b) approximately 11.1% are beneficially owned by Kelvin Chen, through Interglobe Venture Inc, at Ground Floor, Coastal Building, Wickhams Cay II, PO Box 3169, Road Town, Tortola, British Virgin Islands, (d) approximately 10.9% are beneficially owned by Hartanto through Mount Locke Limited, at Suite 9, Ansuya Estate, Revolution Avenue Victoria, Mahe, Seychelles, (e) approximately 10.9% are beneficially owned by Koh Yong Pau through Pine Alliance Limited, at Vistra Corporate Services Centre, Wickhams Cay II Road Town, Tortola VG 1110 British Virgin Islands, (f) approximately 10.9% are beneficially owned by Kng Pong Sai through Scotgold Holdings Limited, at Vistra Corporate Services Centre, Wickhams Cay II Road Town, Tortola VG 1110 British Virgin Islands, and (g) approximately 10.9% are beneficially owned by Janic Pacific Limited, at Vistra Corporate Services Centre, Wickhams Cay II Road Town, Tortola VG 1110 British Virgin Islands. The remaining shareholders of Watermark Developments Limited each own less than 5% of Watermark Developments Limited. The address of Watermark Developments Limited is c/o Vistra Corporate Services Centre, Wickhams Cay II, Road Town, Tortola, VG1110, British Virgin Islands.

Important Information for Investors and Shareholders

This Current Report relates to a proposed transaction between LAX and EUDA Health. It does not constitute an offer to sell or exchange, or the solicitation of an offer to buy or exchange, any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, sale or exchange would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. LAX has filed a proxy statement with the Securities and Exchange Commission (the “Commission”) and the proxy statement has been sent to all LAX shareholders. LAX also will file other documents regarding the proposed transaction with the Commission. Before making any voting decision, investors and shareholders of LAX are urged to read the proxy statement and all other relevant documents filed or that will be filed with the Commission in connection with the proposed transaction as they become available because they will contain important information about the proposed transaction.

Investors and shareholders can obtain free copies of the proxy statement and all other relevant documents filed or that will be filed with the Commission by LAX through the website maintained by the Commission at www.sec.gov.

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Participants in the Solicitation

LAX and its directors and executive officers and other persons may be deemed to be participants in the solicitation of proxies from LAX’s shareholders with respect to the proposed transaction. Information regarding LAX’s directors and executive officers is available in its prospectus filed in connection with its initial public offering on November 22, 2021. Additional information regarding the participants in the proxy solicitation relating to the proposed transaction and a description of their direct and indirect interests can be found in the proxy statement filed with the Commission on October 13, 2022.

EUDA Health and its directors and executive officers may also be deemed to be participants in the solicitation of proxies from the shareholders of LAX in connection with the proposed transaction. A list of the names of such directors and executive officers and information regarding their interests in the proposed transaction is included in the proxy statement filed with the Commission on October 13, 2022 for the proposed transaction. You may obtain free copies of these documents as described in the second paragraph under the above section entitled “Important Information for Investors and Shareholders.”

This Current Report is for informational purposes only and is neither an offer to purchase, nor a solicitation of an offer to sell, subscribe for or buy any securities or the solicitation of any vote in any jurisdiction pursuant to the Share Purchase or otherwise, nor shall there be any sale, issuance or transfer or securities in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act.

Forward Looking Statements

Certain statements included in this Current Report on Form 8-K are not historical facts but are forward-looking statements. Forward-looking statements generally are accompanied by words such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “should,” “would,” “plan,” “future,” “outlook,” and similar expressions that predict or indicate future events or trends or that are not statements of historical matters, but the absence of these words does not mean that a statement is not forward-looking. These forward-looking statements include, but are not limited to, statements regarding estimates and forecasts of other performance metrics and projections of market opportunity. These statements are based on various assumptions, whether or not identified in this Current Report on Form 8-K and on the current expectations of LAX’s and EUDA Health’s respective management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of LAX and EUDA Health. Some important factors that could cause actual results to differ materially from those in any forward-looking statements could include changes in domestic and foreign business, market, financial, political and legal conditions.

These forward-looking statements are subject to a number of risks and uncertainties. These risks and uncertainties include, but are not limited to, those factors described in the section entitled “Risk Factors” in the prospectus filed by LAX in connection with its initial public offering on November 22, 2021. Important factors, among others, that may affect actual results or outcomes include: the inability of the parties to successfully or timely consummate the Share Purchase, including the risk that any required regulatory approvals are not obtained, are delayed or are subject to unanticipated conditions that could adversely affect EUDA Health or the expected benefits of the Share Purchase, if not obtained; the failure to realize the anticipated benefits of the business combination; matters discovered by the parties as they complete their respective due diligence investigation of the other parties; the ability of LAX prior to the Share Purchase, and EUDA Health following the Share Purchase, to maintain the listing of LAX’s shares on Nasdaq; costs related to the business combination; the failure to satisfy the conditions to the consummation of the Share Purchase, including the approval of the SPA by the shareholders of LAX, the satisfaction of the minimum cash requirements of the SPA following any redemptions by LAX’s shareholders; the risk that the Share Purchase may not be completed by the stated deadline and the potential failure to obtain an extension of the stated deadline; and the outcome of any legal proceedings that may be instituted against LAX or EUDA Health related to the business combination. Important factors that could cause the combined company’s actual results or outcomes to differ materially from those discussed in the forward-looking statements include: EUDA Health’s limited operating history and history of net losses; EUDA Health’s ability to manage growth; EUDA Health’s ability to execute its business plan; EUDA Health’s estimates of the size of the markets for its products; the rate and degree of market acceptance of EUDA Health’s products; EUDA Health’s ability to identify and integrate acquisitions; potential litigation involving the Company or EUDA Health or the validity or enforceability of EUDA Health’s intellectual property; and general economic and market conditions impacting demand for EUDA Health’s products and services.

If any of these risks materialize or our assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that neither LAX nor EUDA Health presently know, or that LAX and EUDA Health currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect LAX and EUDA Health’s current expectations, plans and forecasts of future events and views as of the date hereof. Nothing in this Current Report on Form 8-K and the attachments hereto should be regarded as a representation by any person that the forward-looking statements set forth herein will be achieved or that any of the contemplated results of such forward-looking statements will be achieved. You should not place undue reliance on forward-looking statements in this Current Report on Form 8-K and the attachments hereto, which speak only as of the date they are made and are qualified in their entirety by reference to the cautionary statements herein and the risk factors of LAX and EUDA Health described above. LAX and EUDA Health anticipate that subsequent events and developments will cause their assessments to change. However, while LAX and EUDA Health may elect to update these forward-looking statements at some point in the future, they each specifically disclaim any obligation to do so, except as required by law. These forward-looking statements should not be relied upon as representing LAX or EUDA Health’s assessments as of any date subsequent to the date of this Current Report. Accordingly, undue reliance should not be placed upon the forward-looking statements.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits:

Exhibit No.	Description
10.1	Prepaid Forward Agreement, dated November 9, 2022
10.2	Termination Agreement, dated November 9, 2022
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 10, 2022

8i Acquisition 2 Corp.

By:	/s/ Meng Dong (James) Tan
Name:	Meng Dong (James) Tan
Title:	Chief Executive Officer

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